UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under Rule 14a-12

TAUBMAN CENTERS, INC.
(Name of Registrant as Specified in Its Charter)

LAND & BUILDINGS CAPITAL GROWTH FUND, LP L & B REAL ESTATE OPPORTUNITY FUND, LP LAND & BUILDINGS GP LP LAND & BUILDINGS INVESTMENT MANAGEMENT, LLC JONATHAN LITT
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Land & Buildings Investment Management, LLC, together with the other participants named herein (collectively, “Land & Buildings”), has filed a preliminary proxy statement and accompanying request card with the Securities and Exchange Commission to be to be used to solicit requests for the calling of a special meeting of shareholders of Taubman Centers, Inc., a Michigan corporation (the “Company”).

Item 1: On June 12, 2017, Land & Buildings issued the following press release:

Land and Buildings Initiates Process to Call for Special Meeting of Shareholders at Taubman Centers

- Will Be Filing Preliminary Special Meeting Request Proxy Today and Demands the Board Enact Its Promised and Much-Needed Governance Enhancements –

- Proposes Shareholder Advisory Votes on 1) Immediate De-staggering of the Board, 2) Consent of Recently Elected Directors to Stand for Re-election at 2018 Annual Meeting and 3) Refresh of the Board With Three New Truly Independent Directors Prior to the 2018 Annual Meeting –

- Land and Buildings is Hosting a Conference Call at 11:00 AM Eastern Today to Discuss Taubman –

Stamford, CT, June 12, 2017 – Land & Buildings Investment Management, LLC (together with its affiliates, "Land and Buildings") today issued the following letter to shareholders of Taubman Centers, Inc. (NYSE: TCO) (“Taubman,” “Taubman Centers” or the "Company”), discussing that Land and Buildings will be filing a Preliminary Special Meeting Request Proxy Statement today to call for a Special Meeting of Taubman shareholders and demand that the Board of Directors enact its promised and much-needed governance enhancements. Please refer to www.SaveTaubman.com to view the full proxy statement and other materials regarding the Company.

The full text of the letter follows:

Dear Fellow Taubman Shareholders:

Land and Buildings remains committed to unlocking value at Taubman Centers and today will be filing a Special Meeting Request Proxy Statement to call for a Special Meeting of shareholders. Land and Buildings believes it is imperative that the Board of Directors enact its promised and much-needed governance enhancements urgently, and that delaying these actions would be to the detriment of all shareholders. Specifically, Land and Buildings is proposing advisory votes on the following items:

1)	Immediate declassification of the Board
2)	Seeking the consent of the directors recently elected at the 2017 Annual Meeting to agree to stand for election at the 2018 Annual Meeting together with the directors elected in 2015
3)	To carry out the promised refreshment of the Board by replacing three incumbent directors with three new independent directors by no later than the 2018 Annual Meeting

As the first stage of this process, Land and Buildings will be filing today a Special Meeting Request Proxy Statement soliciting the written request to of at least 25% of shares that are entitled to vote in order to call the special meeting. Once the 25% threshold has been reached, we will formally call for the Special Meeting and send proxy materials urging shareholders to vote in favor of the proposals listed above.

We believe there is a clear mandate from shareholders that change is needed at the Company, given the near-unanimous support Land and Buildings’ nominees Charles Elson and myself received from active fund managers, the support for both our nominees from all three independent proxy advisory firms – Institutional Shareholder Services (ISS), Glass, Lewis & Co. (Glass Lewis) and Egan Jones – and the fact that our nominees received a significant majority of the votes cast by non-Taubman family shareholders. The Taubman family’s 30.2% voting power, which we believe is a violation of the ownership limitation contained in the Company’s Amended and Restated Articles of Incorporation (the “Charter”), as well as certain eleventh hour promises to enhance the Company’s governance practices were the only reasons, in our view, that Charles Elson and myself were not elected to the Board, and Chairman and CEO Bobby Taubman and Lead Director Myron Ullman remained in the boardroom.

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We were successful in forcing Taubman Centers to admit that it had serious deficiencies within its corporate structure, with the Company going so far as to publicly promise that it was, “committed to transitioning to annual elections for directors and pursuing accelerated Board refreshment.” However, the Company made these hurried promises without truly circumscribing them, thereby allowing the Board to kick the can to the 2018 Annual Meeting perhaps hoping that the disillusionment of investors would fade over time and allow for the Board to make merely incremental changes on their own schedule absent shareholder scrutiny.

However, we are not going away, and we believe there is a clear mandate for change at Taubman as soon as possibly allowed under the Company’s Bylaws. That is why we have taken this action today.

Complaint to Enforce Charter

Land and Buildings is proceeding with its Complaint asking the Court to enforce the Ownership Limit outlined in Taubman’s Charter, and filed an updated Complaint on Monday June 5th. This action would reduce the voting interest of the Taubman Family to 8.23% and could reverse the outcome of the 2017 Annual Meeting with the election of Charles Elson and Jonathan Litt to the Board.

Conference Call Today, Monday June 12th, at 11AM

Land and Buildings will be hosting a conference call today, Monday June 12th, at 11AM Eastern to discuss the above matters and a de-brief of the 2017 Annual Meeting where the investment community strongly voiced their opinions about the urgent need for change at the Company.

PARTICIPANT ACCESS INFORMATION

Domestic: 888 222 3241

International: +1 303 223 4382

Sincerely,

Jonathan Litt

Founder & CIO

Land and Buildings Investment Management, LLC

Media Contact:
Dan Zacchei / Joe Germani

Sloane & Company

212-486-9500

Dzacchei@sloanepr.com

JGermani@sloanepr.com

Investor Contact:

Edward McCarthy

D.F. King & Co., Inc.

212-493-6952

emccarthy@dfking.com

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Item 2: The following materials were posted by Land & Buildings to www.savetaubman.com:

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SAVE TAUBMAN

HOME SHAREHOLDER PRESENTATIONS PRESS RELEASES & STATEMENTS CONTACT

Press Releases & Statements

JUN 12

JUNE 12, 2017

JUN 08

Land and Buildings to Host Conference Call on Taubman Centers on Monday June 12th at 11AM Eastern

JUNE 8, 2017

JUN 06

Land and Buildings Issues Letter to Taubman Centers Shareholders Outlining Next Steps to Improve the Company

JUNE 6, 2017

JUN 01

Land and Buildings Comments on Preliminary Voting Results of Taubman Centers' Annual Meeting

JUNE 1, 2017

MAY 31

Land and Buildings Encourages Shareholders to Vote GOLD Today for Change at Taubman Centers

MAY 31, 2017

MAY 30

Land and Buildings' Jonathan Litt Releases Open Letter to Shareholders of Taubman Centers

MAY 30, 2017

MAY 25

Land and Buildings' Nominee Charles Elson Releases Open Letter to Shareholders of Taubman Centers

MAY 25, 2017

MAY 23

ISS and Glass Lewis Endorse Full Slate of Land and Buildings Nominees for Election at Taubman Centers

MAY 23, 2017

MAY 18

Land and Buildings Issues Letter Commenting on Taubman Centers' Numerous Misleading Excuses for Chronic Underperformance

MAY 18, 2017

MAY 17

Filed Taubman Centers Complaint

MAY 17, 2017

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© 2016-2017 Land and Buildings

Disclaimer

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SAVE TAUBMAN

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Press Releases & Statements

MAY 17

Land and Buildings Files Complaint Against Taubman Centers, Inc.

MAY 17, 2017

MAY 09

Land and Buildings Issues Presentation Refuting Taubman Centers' False and Misleading Claims

MAY 9, 2017

MAY 01

Land and Buildings Issues Detailed Presentation Outlining Need for a Refreshed Board at Taubman Centers, Inc.

MAY 1, 2017

APR 27

Land and Buildings to Host Conference Call on Taubman Centers on Monday May 1st at 10AM Eastern

APRIL 27, 2017

APR 26

TCO Proxy Supplement

APRIL 26, 2017

APR 19

Proxy Statement of Land & Buildings Capital Growth Fund, LP

APRIL 19, 2017

APR 19

Land and Buildings Issues Letter to Taubman Centers, Inc. Shareholders and Commences Solicitation of Proxies for Taubman's Upcoming Annual Meeting

APRIL 19, 2017

MAR 02

Land and Buildings Nominates Two Directors for Taubman Centers Board of Directors

MARCH 2, 2017

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© 2016-2017 Land and Buildings

Disclaimer

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Contact Us

INVESTOR CONTACT

emccarthy@dfking.com

Jonathan Dunn
Land and Buildings
203-987-5827

SaveTaubman@landandbuildings.com

MEDIA CONTACT

Dan Zacchei / Joe Germani
Sloane & Company
212-486-9500

Dzacchei@sloanepr.com or Jgermani@sloanepr.com

© 2016-2017 Land and Buildings

Disclaimer

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Item 3: On June 12, 2017, Land & Buildings held a conference call with the Company’s shareholders. A copy of the conference call transcript is attached hereto as exhibit 99.1 and is incorporated herein by reference.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Land & Buildings Investment Management, LLC together with the other participants named herein (collectively, "Land & Buildings "), has filed a preliminary proxy statement and accompanying proxy card with the Securities and Exchange Commission ("SEC") to be to be used to solicit requests for the calling of a special meeting shareholders of Taubman Centers, Inc., a Michigan corporation (“TCO” or the “Company”).

LAND & BUILDINGS STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS' PROXY SOLICITOR.

The participants in the proxy solicitation are anticipated to be Land & Buildings Capital Growth Fund, LP, a Delaware limited partnership (“L&B Capital” ), L & B Real Estate Opportunity Fund, LP, a Delaware limited partnership (“L&B Opportunity”), Land & Buildings GP LP, a Delaware limited partnership (“L&B GP”), Land & Buildings Investment Management, LLC, a Delaware limited liability company (“L&B Management”) and Jonathan Litt.

As of the date hereof, L&B Capital directly owns 251,700 shares of Common Stock, $0.01 par value, of the Company (the "Shares”). As of the date hereof, L&B Opportunity directly owns 215,700 Shares. As of the date hereof, 453,047 Shares were held in certain accounts managed by L&B Management (the “Managed Accounts”). L&B GP, as the general partner of each of L&B Capital and L&B Opportunity, may be deemed the beneficial owner of the (i) 251,700 Shares owned by L&B Capital and (ii) 215,700 Shares owned by L&B Opportunity. L&B Management, as the investment manager of each of L&B Capital and L&B Opportunity, and as the investment advisor of the Managed Accounts, may be deemed the beneficial owner of the (i) 251,700 Shares owned by L&B Capital, (ii) 215,700 Shares owned by L&B Opportunity, and (iii) 453,047 Shares held in the Managed Accounts. Mr. Litt, as the managing principal of L&B Management, may be deemed the beneficial owner of the (i) 251,700 Shares owned by L&B Capital, (ii) 215,700 Shares owned by L&B Opportunity, and (iii) 453,047 Shares held in the Managed Accounts. In addition, as of the date hereof, Mr. Litt directly owns 436 shares of the Company’s 6.5% Series J Cumulative Redeemable Preferred Stock, no par value.